EXHIBIT 10.15

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE LAWS, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION OR SUCH TRANSACTION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND LAWS, SUCH COMPLIANCE, AT THE OPTION OF THE CORPORATION, TO BE EVIDENCED BY AN OPINION OF WARRANTHOLDER’S COUNSEL, IN FORM ACCEPTABLE TO THE CORPORATION, THAT NO VIOLATION OF SUCH REGISTRATION PROVISIONS WOULD RESULT FROM ANY PROPOSED TRANSFER OR ASSIGNMENT.

SERIES “EE-2” COMMON STOCK PURCHASE WARRANT

Bioject Medical Technologies Inc.

THIS CERTIFIES that for good and valuable consideration received, RCC Ventures, LLC, or registered assigns, is entitled, upon the terms and subject to the conditions hereinafter set forth, to acquire from Bioject Medical Technologies Inc., an Oregon corporation (the “Corporation”) up to 19,299 fully paid and nonassessable shares of common stock, without par value, of the Corporation (“Warrant Stock”) at a purchase price per share (the “Exercise Price”) of $1.14.

1.                                      Term of Warrant

Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or from time to time part, at any time on or after the date hereof and at or prior to 11:59 p.m., Eastern Standard Time, on July 25, 2010 (the “Expiration Time”).

2.                                      Exercise of Warrant

(a)  This Warrant may be exercised or converted, in whole or in part, upon surrender to the Corporation at its then principal offices in the United States of this Warrant to be exercised, together with the form of election to exercise attached hereto duly completed and executed, and upon payment to the Corporation of the Exercise Price for the number of shares of Warrant Stock in respect of which this Warrant is then being exercised.

(b)  Payment of the aggregate Exercise Price may be made (i) in cash or by cashier’s or bank check or (ii) by converting this Warrant through a Cashless Exercise (as defined herein).  Upon a “Cashless Exercise” the holder shall receive Warrant Stock on a net basis such that, without the payment of any funds, the holder shall surrender this Warrant in exchange for the number of shares of Warrant Stock equal to “X” (as defined below), computed using the following formula:

Y * (A-B)
X			=

A
Where

	X	=	the number of shares of Warrant Stock to be issued to registered holder hereof.
	Y	=	the number of shares of Warrant Stock to be exercised under this Warrant
	A	=	the Fair Market Value of one share of Warrant Stock.
	B	=	the Exercise Price (as adjusted to the date of such calculations).

(c)  For purposes of this Warrant, the “Fair Market Value” of one share of Warrant Stock shall be (i) if the Corporation’s common stock (the “Common Stock”) is or becomes listed on a national stock exchange or the Nasdaq SmallCap Market, the product of (A) the average closing sale price reported on such exchange or market for the 10-day period prior to the earlier of the day holder delivers its Election of Exercise to the Corporation or the date of determination of Fair Market Value and (B) the number of shares of Common Stock into which a share of Warrant Stock is convertible at the time of such exercise, or (ii) if the Common Stock is traded over-the-counter, the product of (A) the average closing bid price for the Common Stock over the 10-day period immediately prior to the earlier of the day holder delivers its Election of Exercise to the Corporation or the date of determination of Fair Market Value and (B) the number of shares of Common Stock into which one share of Warrant Stock is convertible at the time of such exercise.  If the Common Stock is not traded as contemplated in clauses (i) or (ii), above, the Fair Market Value of the Corporation’s Warrant Stock shall be the price per share which the Corporation could obtain from a willing buyer for shares of Warrant Stock sold by the Corporation from its authorized but unissued shares, as the Board of Directors of the Corporation shall determine in its reasonable good faith judgment.  In the event that holder elects to convert the Warrant Stock through Cashless Exercise in connection with a transaction in which the Warrant Stock is converted into or exchanged for another security, holder may effect a Cashless Exercise directly into such other security.  Notwithstanding the right of the holder to effect a Cashless Exercise, the Corporation may require holder to exercise this Warrant for cash if the Warrant Stock is registered under the Securities Act of 1933, may be traded by holder without restriction under SEC rules and regulations and applicable law and such freely-tradable Common Stock issuable upon exercise of this Warrant is delivered within three (3) Business Days of holder’s exercise.

3.                                      Issuance of Shares; No Fractional Shares of Scrip

Certificates for shares purchased hereunder shall be delivered to the holder hereof by the Corporation’s transfer agent at the Corporation’s expense within a reasonable time after the date on which this Warrant shall have been exercised in accordance with the terms hereof.  Each certificate so delivered shall be in such denominations as may be requested by the holder hereof and shall be registered in the name of such holder or, subject to applicable laws, other name as shall be requested by such holder.  If, upon exercise of this Warrant, fewer than all of the shares of Warrant Stock evidenced by this Warrant are purchased prior to the Expiration Time, one or more new warrants substantially in the form of, and on the terms in, this Warrant will be issued for the remaining number of shares of Warrant Stock not purchased upon exercise of this Warrant.  The Corporation hereby represents and warrants that all shares of Warrant Stock which may be issued upon the exercise of this Warrant will, upon such exercise, be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issuance thereof (other than liens or charges created by or imposed upon the holder of the Warrant Stock).  The Corporation agrees that the shares so issued shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered for exercise in accordance with the terms hereof.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.  With respect to any fraction of a share called for upon the exercise of this Warrant, an amount equal to such fraction multiplied by the then current price at which each share may be purchased hereunder shall be paid in cash to the holder of this Warrant.

4.                                      Charges, Taxes and Expenses

Issuance of certificates for shares of Warrant Stock upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Corporation, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for shares of Warrant Stock are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof.

5.                                      No Rights as Shareholders

This Warrant does not entitle the holder hereof to any voting rights or other rights as a shareholder of the Corporation prior to the exercise hereof.

6.                                      Exchange and Registry of Warrant

This Warrant is exchangeable, upon the surrender hereof by the registered holder at the above-mentioned office or agency of the Corporation, for a new Warrant of like tenor and dated as of such exchange.  The Corporation shall maintain at the above-mentioned office or agency a registry showing the name and address of the registered holder of this Warrant.  This Warrant may be surrendered for exchange, transfer or exercise, in accordance with its terms, at such office or agency of the Corporation, and the Corporation shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

7.                                      Loss, Theft, Destruction or Mutilation of Warrant

Upon receipt by the Corporation of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Corporation of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Corporation will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

8.                                      Saturdays, Sundays and Holidays

If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

9.                                      Merger, Sale of Assets, Etc.

If at any time the Corporation proposes to merge or consolidate with or into any other corporation, effect any reorganization, or sell or convey all or substantially all of its assets to any other entity, then, as a condition of such reorganization, consolidation, merger, sale or conveyance, the Corporation or its successor, as the case may be, shall enter into a supplemental agreement to make lawful and adequate provision whereby the holder shall have the right to receive, upon exercise of the Warrant, the kind and amount of equity securities which would have been received upon such reorganization, consolidation, merger, sale or conveyance by a holder of a number of shares of common stock equal to the number of shares issuable upon exercise of the Warrant immediately prior to such reorganization, consolidation, merger, sale or conveyance.  If the property to be received upon such reorganization, consolidation, merger, sale or conveyance is not equity securities, the Corporation shall give the holder of this Warrant ten (10) business days prior written notice of the proposed effective date of such transaction, and if this Warrant has not been exercised by or on the effective date of such transaction, it shall terminate.

10.                               Subdivision, Combination, Reclassification, Conversion, Etc.

If the Corporation at any time shall, by subdivision, combination, reclassification of securities or otherwise, change the Warrant Stock into the same or a different number of securities of any class or classes, this Warrant shall thereafter entitle the holder to acquire such number and kind of securities as would have been issuable in respect of the Warrant Stock (or other securities which were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change) as the result of such change if this Warrant had been exercised in full for cash immediately prior to such change.  The Exercise Price hereunder shall be adjusted if and to the extent necessary to reflect such change.  If the Warrant Stock or other securities issuable upon exercise hereof are subdivided or combined into a greater or smaller number of shares of such security, the number of shares issuable hereunder shall be proportionately increased or decreased, as the case may be, and the Exercise Price shall be proportionately reduced or increased, as the case may be, in both cases according to the ratio which the total number of shares of such security to be outstanding immediately after such even bears to the total number of shares of such security outstanding immediately prior to such event.  The Corporation shall give the holder prompt written notice of any change in the type of securities issuable hereunder, any adjustment of the Exercise Price for the securities issuable hereunder, and any increase or decrease in the number of shares issuable hereunder.

11.                               Transferability; Compliance with Securities Laws

(a)                                  This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Corporation, if requested by the Corporation).  Subject such restrictions, prior to the Expiration Time, this Warrant and all rights hereunder are transferable by the holder hereof, in whole or in part, at the office or agency of the Corporation referred to in Section 1 hereof.  Any such transfer shall be made in person or by the holder’s duly authorized attorney, upon surrender of this Warrant together with the Assignment Form attached hereto properly endorsed.

(b)                                 The holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the Warrant Stock issuable upon exercise hereof are being acquired solely for the holder’s own account and not as a nominee for any other party, and for investment, and that the holder will not offer, sell or otherwise dispose of this Warrant or any shares of Warrant Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.  Upon exercise of this Warrant, the holder shall, if requested by the Corporation, confirm in writing, in a form satisfactory to the Corporation, that the shares of Warrant Stock so purchased are being acquired solely for holder’s own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

(c)                                  The Warrant Stock has not been and will not be registered under the Securities Act of 1933, as amended, and this Warrant may not be exercised except by an “accredited investor” as defined in Rule 501(a) under the Securities Act of 1933, as amended.  Each certificate representing the Warrant Stock or other securities issued in respect of the Warrant Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER UNITED STATES FEDERAL OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED OR ASSIGNED FOR VALUE, DIRECTLY OR INDIRECTLY, NOR MAY THE SECURITIES BE TRANSFERRED ON THE BOOKS OF THE CORPORATION, WITHOUT REGISTRATION OF SUCH SECURITIES UNDER ALL APPLICABLE UNITED STATES FEDERAL OR STATE SECURITIES LAWS OR COMPLIANCE WITH AN APPLICABLE EXEMPTION THEREFROM, SUCH COMPLIANCE, AT THE OPTION OF THE CORPORATION, TO BE EVIDENCED BY AN OPINION OF SHAREHOLDER’S COUNSEL, IN FORM ACCEPTABLE TO THE CORPORATION, THAT NO VIOLATION OF SUCH REGISTRATION PROVISIONS WOULD RESULT FROM ANY PROPOSED TRANSFER OR ASSIGNMENT.

12.                               Representations and Warranties

The Corporation hereby represents and warrants to the holder hereof that:

(a)                                  during the period this Warrant is outstanding, the Corporation will reserve from its authorized and unissued common stock a sufficient number of shares to provide for the issuance of Warrant Stock upon the exercise of this Warrant;

(b)                                 the issuance of this Warrant shall constitute full authority to the Corporation’s officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the shares of Warrant Stock issuable upon exercise of this Warrant;

(c)                                  the Corporation has all requisite legal and corporate power to execute and deliver this Warrant, to sell and issue the Warrant Stock hereunder, to issue the common stock issuable upon exercise of the Warrant Stock and to carry out and perform its obligations under the terms of this Warrant;

(d)                                 all corporate action on the part of the Corporation, its directors and shareholders necessary for the authorization, execution, delivery and performance of this Warrant by the Corporation, the authorization, sale, issuance and delivery of the Warrant Stock and the performance of the Corporation’s obligations hereunder has been taken;

(e)                                  the Warrant Stock, when issued in compliance with the provisions of this Warrant and the Corporation’s Articles of Incorporation (as they may be amended from time to time (the “Articles”)), will be validly issued, fully paid and nonassessable, and free of all taxes, liens or encumbrances with respect to the issue thereof, and will be issued in compliance with all applicable federal and state securities laws; and

(f)                                    the issuance of the Warrant Stock will not be subject to any preemptive rights, rights of first refusal or similar rights.

13.                               Corporation

The Corporation will not, by amendment of its Articles or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of the Warrant against impairment.

14.                               Notices of Record Date, etc.

In the event:

(a)                                  the Corporation shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

(b)                                 of any capital reorganization of the Corporation, any reclassification of the Common Stock of the Corporation, any consolidation or merger of the Corporation with or into another corporation, or any transfer of all or substantially all of the assets of the Corporation; or

(c)                                  of the voluntary or involuntary dissolution, liquidation or winding-up of the Corporation,

then, and in each such case, the Corporation will send or cause to be sent to the registered holder a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up.  To the extent reasonably practicable, such notice shall be sent at least 10 days prior to the record date or effective date for the event specified in such notice.

15.                               Automatic Exercise upon Expiration.

In the event that, upon the Expiration Time, the fair market value of one share of Warrant Stock (or other security issuable upon the exercise hereof) as determined in accordance with Section 2(c) above is greater than the Exercise Price in effect on such date, then this Warrant shall automatically be deemed on and as of such date to be exercised pursuant to Section 2 above as to all Warrant Stock (or such other securities) for which it shall not previously have been exercised or converted, and the Corporation shall promptly deliver a certificate representing the Warrant Stock (or such other securities) issued upon such conversion to the holder.

16.                               Governing Law

This Warrant shall be governed by and construed in accordance with the laws of the State of Oregon.

IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officers.

Dated: July 26, 2005

BIOJECT MEDICAL TECHNOLOGIES INC.

By:	/s/ Christine M. Farrell
Name: Christine M. Farrell
Title: Controller & Secretary

NOTICE OF EXERCISE

To:                              Bioject Medical Technologies Inc.

(1)                                  The undersigned hereby exercises its right to subscribe for and purchase                               fully paid, validly issued and nonassessable shares of common stock of Bioject Medical Technologies Inc. covered by the attached Warrant and tenders payment herewith in the amount of $                                in accordance with the terms thereof.

(1)                                  The undersigned hereby elects to convert the attached Warrant into fully paid, validly issued and nonassessable shares of common stock of Bioject Medical Technologies Inc. by Cashless Exercise in the manner specified in Section 2 of the attached Warrant.  This conversion is exercised with respect to                            of shares.

[Strike the paragraph above that does not apply.]

(2)                                  Please issue a certificate or certificates representing said shares of common stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(3)                                  The undersigned represents that (a) he, she or it is an “accredited investor” within the meaning of Rule 501(a) under the Securities Act of 1933, as amended and (b) the aforesaid shares of common stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

(Date)	(Signature)

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information.  Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of common stock of Bioject Medical Technologies Inc. set forth below:

Name of Assignee	Address	No. of Shares

and does hereby irrevocably constitute and appoint Attorney                                            to make such transfer on the books of Bioject Medical Technologies Inc., maintained for the purpose, with full power of substitution in the premises.

The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of stock to be issued upon exercise hereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any shares of stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.  Further, the Assignee shall, if requested by the Corporation, confirm in writing, in a form satisfactory to the Corporation, that the shares of stock so purchased are being acquired for investment and not with a view toward distribution or resale.

Dated:

Holder’s Signature:

Holder’s Address:

Guaranteed Signature:

NOTE:  The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever, and must be guaranteed by a bank or trust company.  Officers of corporations and those action in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.